SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): SEPTEMBER 19, 2000

                               INPRISE CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                    0-16096             94-2895440
 -------------------------------   -----------------   ----------------------
  (State or Other Jusridiction        (Commission          (IRS Employer
        of Incorporation              File Number)      Identification No.)


      100 ENTERPRISE WAY, SCOTTS VALLEY, CALIFORNIA        95066-3249
      ---------------------------------------------------------------
      (Address of Principal Executive Offices)             (zip code)


       Registrant's telephone number, including area code: (831) 431-1000


                                 NOT APPLICABLE
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

                  On September 19, 2000, the Board of Directors of Inprise Corporation (the "Corporation") adopted certain amendments to the Corporation's Bylaws. The following description of the amendments does not purport to be complete and is qualified in its entirety by reference to the Bylaws, as amended, which are attached hereto as Exhibit 3.1 and incorporated herein by reference. The text of the amendments only is also attached as Exhibit 3.2.

                  The amendments, among other things, modify the provisions of Sections 5 and 19.1 of the Corporation's Bylaws which relate to the advance notice for the presentation by stockholders of business for consideration at an annual meeting of stockholders and for stockholder nominations of candidates for the Board of Directors. In accordance with these amendments, a stockholder generally must deliver certain information concerning himself and any stockholder proposal or director nomination to the Corporation not less than ninety (90) nor more than one hundred-twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of shareholders (the "Anniversary Date"). In the event that the annual meeting is scheduled to be held on a date more than thirty (30) days before or after the Anniversary Date, such information must be received by the Corporation no later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.

                  As a result of the amendment to Section 5 of the Corporation's Bylaws described above, in order for stockholder proposals which are submitted in connection with the Corporation's 2001 annual meeting outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to be considered "timely" for purposes of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Corporate Secretary of the Corporation not later than April 26, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

         (c)      Exhibits

         3.1 Bylaws of the Corporation, as amended and restated as of September 19, 2000.
         3.2      Form of Amendments to the Bylaws, dated September 19, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INPRISE CORPORATION

                                        By:      /S/ KEITH E. GOTTFRIED
                                           -------------------------------------
                                        Name:    Keith E. Gottfried
                                        Title:   Senior Vice President, General
                                                 Counsel and Corporate Secretary


Date:  September 20, 2000



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